UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2020

ALLIED ESPORTS ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17877 Von Karman Avenue, Suite 300

Irvine, California, 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 225-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AESE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2020 (the “Funding Date”), Allied Esports International, Inc. and Esports Arena Las Vegas, LLC (the “Subsidiaries”), two wholly-owned subsidiaries of Allied Esports Entertainment, Inc. (the “Company”), received unsecured loans (the “Loans”) in the amount of $421,852 and $485,277, respectively, pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief, and Economic Security Act and applicable regulations (the “CARES Act”). The Loans were made by JP Morgan Chase Bank, N.A. and are evidenced by Promissory Notes (the “Promissory Notes”) attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. Although the Subsidiaries applied for the Loans in April, they were not accepted and funded until the Funding Date.

The Promissory Notes have a term of 2 years with a 0.98% per annum interest rate. Payments are deferred for 6 months from the date of the Promissory Notes and the Subsidiaries can apply for forgiveness of the Promissory Notes after 60 days. Forgiveness of the Promissory Notes will be determined in accordance with the provisions of the CARES Act and applicable regulations. Any principal and interest amounts outstanding after the determination of amounts forgiven will be repaid on a monthly basis. The Subsidiaries intend to use the entire loan amounts for designated qualifying expenses and to apply for forgiveness of the Loans in accordance with the terms of the PPP. No assurance can be given that the Subsidiaries will obtain forgiveness of the Loans in whole or in part.

The foregoing summary description of the terms and conditions of the Promissory Notes does not purport to be complete and is qualified in its entirety by reference to the Promissory Notes, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information with respect to the Loans in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Promissory Note between Allied Esports International, Inc. and JP Morgan Chase Bank, N.A.

10.2	Promissory Note between Esports Arena Las Vegas, LLC and JP Morgan Chase Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2020

ALLIED ESPORTS ENTERTAINMENT, INC.

By:	/s/ Anthony Hung
Anthony Hung Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Promissory Note between Allied Esports International, Inc. and JP Morgan Chase Bank, N.A.

10.2	Promissory Note between Esports Arena Las Vegas, LLC and JP Morgan Chase Bank, N.A.

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